JANUS ANNUITY

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT B

by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated December 20, 2007

To The

Prospectus Dated May 1, 2004

On or about December 21, 2007 (the “Closure Date”), the Janus Aspen – International Growth Portfolio – Institutional Shares (the “Subaccount”) will be closed to new investors. This means that the Subaccount will not be available to anyone who purchases a policy on or after the Closure Date. This also means that if you purchased a policy before the Closure Date, but did not have any policy value in the Subaccount on the Closure Date, then you cannot elect to invest in that Subaccount.

If you have policy value in the Subaccount on the Closure Date, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in that Subaccount:

•	allocate additional premium payments to that Subaccount;

•	transfer into or out of that Subaccount;

•	withdraw amounts from that Subaccount; and

•	maintain your current investment in that Subaccount.

Please Note:

If at any time you transfer or withdraw all of your policy value from the Janus Aspen – International Growth Portfolio – Institutional Shares subaccount, then you can no longer invest in that subaccount.

This Supplement must be accompanied or preceded

by the Prospectus for the

Janus Annuity Variable Annuity dated May 1, 2004